SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT made as of this ___ day of ____________, 2008, between Transdel Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, the Company is offering in a private placement to accredited investors Units at a purchase price of $110,000 per Unit for an aggregate purchase price of $4,000,000 (the “Offering”). Each Unit consists of 50,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a five-year, redeemable warrant to purchase 6,250 shares of Common Stock at a cash exercise price of $4.40 per share and a cashless exercise price of $5.50 per share (the “Warrants”). As used herein, the term “Units” means such Units, and all Common Stock and Warrants underlying the Units), and

WHEREAS, the Subscriber desires to subscribe for the number of Units set forth on the signature page hereof, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR AND REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units set forth upon the signature page hereof, at a price equal to $110,000 per Unit, and the Company agrees to sell such to the Subscriber for said purchase price, subject to the Company’s right to sell to the Subscriber such lesser number of (or no) Units as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by wire transfer of immediately available funds, pursuant to the wire instructions attached as Exhibit A to this Subscription Agreement.

1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) the Units are not registered under the Securities Act of 1933, as amended (the “Act”), or any state securities law; (iii) there is no trading market for the Units, none is likely ever to develop, and the Subscriber may not be able to liquidate his, her or its investment; (iv) transferability of the Units is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

1.3 The Subscriber is an “accredited investor,” as such term in defined in Rule 501 of Regulation D promulgated under the Act, and the Subscriber is able to bear the economic risk of an investment in the Units.

1.4 The Subscriber has prior investment experience (including investment in non-listed and non-registered securities), and has read and evaluated, or has employed the services of an investment advisor, attorney or accountant to read and evaluate, all of the documents furnished or made available by the Company to the Subscriber and to all other prospective investors in the Units, as well as the merits and risks of such an investment by the Subscriber. The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber’s net worth, and the Subscriber’s investment in the Units will not cause such overall commitment to become excessive. The Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Units. The Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Units for an indefinite period or a complete loss of this investment.

1.5 The Subscriber acknowledges receipt and careful review of all documents furnished in connection with this transaction by the Company (collectively, the “Offering Documents”) and has been furnished or made available by the Company during the course of this transaction with all public information regarding the Company which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested.

1.6 The Subscriber acknowledges that the purchase of the Units may involve tax consequences to the Subscriber and that the contents of the Offering Documents do not contain tax advice. The Subscriber acknowledges that the Subscriber must retain his, her or its own professional advisors to evaluate the tax and other consequences to the Subscriber of an investment in the Units. The Subscriber acknowledges that it is the responsibility of the Subscriber to determine the appropriateness and the merits of a corporate entity to own the Subscriber’s Units and the corporate structure of such entity.

1.7 The Subscriber acknowledges that this Offering has not been reviewed by the Securities and Exchange Commission (the “SEC”) or any state securities commission, and that no federal or state agency has made any finding or determination regarding the fairness or merits of the Offering. The Subscriber represents that the Units are being purchased for his, her or its own account, for investment only, and not with a view toward distribution or resale to others. The Subscriber agrees that he, she or it will not sell or otherwise transfer the Units unless they are registered under the Act or unless an exemption from such registration is available.

1.8 The Subscriber understands that the provisions of Rule 144 under the Act are not available for at least six (6) months to permit resales of the Units or the Common Stock and Warrants comprising the Units and even though the Company will use its best efforts to comply with the conditions for compliance with Rule 144, there can be no assurance that the conditions necessary to permit such sales under Rule 144 will be satisfied. The Subscriber understands that, except as set forth in the immediately preceding sentence, the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Units or the Common Stock and Warrants comprising the Units.

1.9 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his, her or its investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his, her or its representation merely meant that his, her or its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his, her or its representation to the Company and the SEC might regard such a sale or disposition as a deferred sale, for which such exemption is not available.

1.10 The Subscriber agrees to indemnify and hold the Company, its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation of the Act (including, without limitation, the rules promulgated thereunder), any state securities laws, or the Company’s Certificate of Incorporation or By-laws, as amended from time to time.

1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock or the Warrants stating that such securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. Assuming the Company is in compliance with its obligations under Rule 144 (and the Subscriber is in compliance with its obligations under Rule 144) after the 6 month period noted in Section 1.8, the Company will coordinate to have a legal opinion issued that will facilitate the removal of the restrictive legend on the securities to allow for the transferability and sale of the securities.

1.12 The Subscriber understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

1.13 The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Subscription Agreement is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address if it is a corporation or other entity.

1.14 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a National Association of Securities Dealers, Inc. (“NASD”) member firm, the Subscriber must give such firm the notice required by the NASD’s Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

1.15 The Subscriber hereby acknowledges that neither the Company nor any persons associated with the Company who may provide assistance or advice in connection with the Offering (other than the placement agent, if one is engaged by the Company) are or are expected to be members or associated persons of members of the NASD or registered broker-dealers under any federal or state securities laws.

1.16 The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and, in entering into this transaction, the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.17 All information provided by the Subscriber in the Investor Questionnaire attached as Exhibit B to this Subscription Agreement is true and accurate in all respects, and the Subscriber acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the Subscriber without giving rise to the loss of the exemption from registration under applicable securities laws.

II.	REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber that as of the date of the closing of this Offering (the “Closing Date”):

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b) The execution, delivery and performance of this Subscription Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sale of the Units has been duly taken and approved.

(c) The Units and the underlying Common Stock have been duly and validly authorized and issued.

(d) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the Common Stock, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the Company’s Certificate of Incorporation or By-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

(e) The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of the Company’s Annual and Quarterly Reports on Form 10-KSB and 10-QSB, respectively, and each of the Company’s Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, including the financial statements included therein, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

III.	TERMS OF SUBSCRIPTION

3.1 The Subscriber has effected a wire transfer in the full amount of the purchase price for the Units to the Company in accordance with the wire instructions attached as Exhibit A to this Subscription Agreement.

3.2 The Subscriber hereby authorizes and directs the Company to deliver any certificates or other written instruments representing the Units to be issued to such Subscriber pursuant to this Subscription Agreement to the address indicated on the signature page hereof.

3.3 If the Subscriber is not a United States person, such Subscriber shall immediately notify the Company and the Subscriber hereby represents that the Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber’s subscription and payment for, and continued beneficial ownership of, the Units will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

IV.	MISCELLANEOUS

4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by reputable overnight courier, facsimile (with receipt of confirmation) or registered or certified mail, return receipt requested, addressed to the Company, 4225 Executive Square, Suite 460, La Jolla, California, 92037, Attention: Chief Financial Officer, facsimile: (858) 457-5308, and to the Subscriber at the address or facsimile number indicated on the signature page hereof. Notices shall be deemed to have been given on the date when mailed or sent by facsimile transmission or overnight courier, except notices of change of address, which shall be deemed to have been given when received.

4.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) subscribers in the Offering holding a majority of the Units issued in the Offering.

4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated only before a Federal court located in Kent County, State of Delaware and they hereby submit to the exclusive jurisdiction of the federal courts located in Kent County, State of Delaware with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other. The parties further agree that in the event of any dispute, action, suit or other proceeding arising out of or in connection with this Subscription Agreement or other matters related to this subscription brought by a Subscriber (or transferee), the Company (and each other defendant) shall recover all of such party’s attorneys’ fees and costs incurred in each and every action, suit or other proceeding, including any and all appeals or petitions therefrom. As used herein, attorney’s fees shall be deemed to mean the full and actual costs of any investigation and of legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

4.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved by the Company to (i) enter into the same agreements with other subscribers, (ii) add and/or delete other persons as subscribers and (iii) reduce the amount of or reject any subscription.

4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent breach by that same party.

4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

__________________________	X $110,000 for each Unit	= $_____________________.
Number of Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit Sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA	12.	___	Foundation described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN:

• INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 8

• SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Subscriber
Residence: Number and Street	Address of Additional Subscriber
City, State and Zip Code	City, State and Zip Code
Social Security Number	Social Security Number
Telephone Number	Telephone Number
Fax Number (if available)	Fax Number (if available)
E-Mail (if available)	E-Mail (if available)
(Signature)	(Signature of Additional Subscriber)

ACCEPTED this ___ day of _________ 2008, on behalf of Transdel Pharmaceuticals, Inc.

By:_______________________ Name: Juliet Singh, Ph.D. Title: Chief Executive Officer

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:

____________________________________________
Office Address
____________________________________________
City, State and Zip Code
____________________________________________
Telephone Number
____________________________________________
Fax Number (if available)
____________________________________________
E-Mail (if available)

[seal] Attest: (If Entity is a Corporation)	By: _______________________ Name: Title:

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgement signed by the appropriate party:
The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules

Name of NASD Firm	ACCEPTED this ____ day of __________ 2008, on behalf of Transdel Pharmaceuticals, Inc.
By: _______________________ Name: Title:	By: _______________________ Name: Juliet Singh, Ph.D. Title: Chief Executive Officer